EXHIBIT 10.13

                           FARO OEM PURCHASE AGREEMENT

                             FARO Technologies, Inc.
                               125 Technology Park
                            Lake Mary, Florida 32746

                               Hereinafter "FARO"

                                       and

                      Brown & Sharpe Manufacturing Company
                                 Precision Park
                               200 Frenchtown Road
                            North Kingstown, RI 02818

                              Hereinafter "COMPANY"

1.0   SCOPE

      1.1 FARO sells and licenses certain measurement equipment, computer hardware, software products and replacement and service products.

            In particular, Faro sells its products directly to users, through a variety of distributors, and to original equipment manufacturers
            (OEM) and will continue to do so.

            COMPANY wishes to purchase certain products more specifically described in Appendix A1 hereto, (hereafter referred to as "PRODUCTS"), from FARO for resale, and is willing to provide its customers, for their own use and not for resale, the service and support necessary for systems so incorporated.

2.0   APPOINTMENT

      2.1 FARO appoints COMPANY as a non-exclusive authorized OEM purchaser of the PRODUCTS and COMPANY accepts this appointment. This appointment shall continue until expiration or termination of this agreement in accordance with its terms, but is conditioned upon COMPANY's ongoing compliance with this agreement.

      2.2   Conditions of continued appointment.

            2.2.1 COMPANY agrees as follows:

                  a. To resell PRODUCTS only as an integral component of
                     hardware or software manufactured by COMPANY. Compliance with this Section requires the COMPANY to relabel the PRODUCTS in a manner that the PRODUCTS will not compete with "off-the-shelf" PRODUCTS sold by FARO in its other sales programs.

                  b. COMPANY will only advertise and promote Products as
                     integral components of its own hardware and software as described in Appendix A2.

                  c. COMPANY will sell PRODUCTS using existing methods of direct sale and distribution.

                  d. COMPANY'S use of PRODUCTS in the manufacturing process
                     shall be subject to the confidentiality provisions of Paragraph 6.2 hereafter.

            2.2.2 FARO agrees as follows:

                  a. FARO will sell PRODUCTS to COMPANY in conjunction with the sale of COMPANY's hardware and software or for retrofit on previously sold COMPANY hardware and software on the commercial terms of delivery and payment set forth in
                     Section 4.1, 4.6 and 4.7.

                  b. FARO will train up to four (4) COMPANY personnel selling and supporting FARO'S PRODUCTS at FARO'S training facility in Lake Mary, Florida at a mutually agreed time.

      2.3   LICENSE OF PATENT RIGHTS
            FARO has right, title, and interest in and to patents and patent applications concerning features of, and methods of operating, articulated-arm coordinate measuring machines and related technologies (collectively "the Patents"). FARO hereby grants COMPANY a non-exclusive license to (I) use PRODUCTS that include features covered by the Patents and, in the use of such PRODUCTS, use any methods of operation covered by the Patents and (ii) resell the PRODUCTS.

            FARO does not grant COMPANY any license to manufacture or otherwise assist in the making of the PRODUCTS or to use the methods of operation set forth in the Patents in operating any machine other than the PRODUCTS.

      2.4   INDEMNIFICATION
            FARO agrees to provide COMPANY with the following protection against claims of proprietary right infringement of the PRODUCTS:

            a. Nature of Indemnification: FARO shall indemnify, defend and hold harmless the COMPANY from and against all liability or expense of any kind arising out of or relating to any claim, demand or action against the COMPANY alleging that the PRODUCTS or any portion thereof as furnished under this agreement and used within the scope of the license hereunder infringes any third party rights in copyright or issued patent or the trade secret rights of any third party, provided that the COMPANY promptly gives written notice of the claim, demand or action to FARO and permits FARO to control the defense of and settlement of such claim, demand or action either in FARO'S for the COMPANY'S name (at FARO'S option).

            b. Undertakings if Infringement Found. In the event that the
               PRODUCTS or any portion thereof, as furnished under this Agreement and used within the scope of the license hereunder, are held in such a suit or proceeding to infringe a third-party proprietary right as set forth in Section (a) immediately above, and that the use of the PRODUCTS or portion thereof is enjoined, FARO shall, at FARO's sole option and expense, and as its sole responsibility and the COMPANY's sole remedy therefor (other than indemnification pursuant to Section (a) immediately above), (i) procure for the COMPANY and purchasers of the PRODUCTS from the COMPANY the right to continue using the PRODUCTS or portions thereof; or (ii) replace the same with noninfringing goods of equivalent functions and efficiency; or (iii) refund the purchase price of the affected PRODUCTS less depreciation calculated on a 7-year, straight-line basis.

      2.5 The license is to be sublicensed by COMPANY only to COMPANY's customers under the minimum terms and conditions set forth in Appendix A5.

      2.6 FARO represents and warrants to the COMPANY that the PRODUCTS to be purchased by the COMPANY from FARO and resold pursuant to this agreement will perform in all respects to the "FARO" Product Test and Performance Specifications set forth in Appendix A6. In the event Products sold and properly installed at an end users location fail to perform to stated specifications FARO agrees with COMPANY to provide a replacement product which meets the specifications at its' cost and expense.

3.0   OBLIGATIONS OF COMPANY

      3.1 COMPANY shall, in good faith, aggressively market and sell the PRODUCTS as part of an integral system with its hardware and/or software.

      3.2   PRODUCT Installation

            COMPANY is responsible, at its own cost and expense, for installation, integration and support of the PRODUCT with COMPANY'S hardware and/or software.

      3.3   Customer Assistance

            COMPANY shall provide its customers with ongoing presale and post-sale education orientation services on the PRODUCTS. COMPANY will provide technical support including information and training on PRODUCT configurations, compatibility and general PRODUCT information. COMPANY shall provide to FARO copies of all written selling materials which it intends or has provided to customers in compliance with this Section.

      3.4   Service

            FARO will enter into a Warranty & Service Contract only with COMPANY. COMPANY may not obligate FARO under any Warranty and/or Service Contract with any of COMPANY'S customers and no Warranty or Service Contract between FARO and COMPANY may be assigned by COMPANY to any other party.

4.0   COMPANY PRICE DISCOUNTS; PAYMENT TERMS; PRODUCT DELIVERY

      4.1 FARO agrees to sell to COMPANY such PRODUCTS as COMPANY may order for purchase pursuant to FARO's current price list, for the OEM discount rates set forth in Section 4.2 hereafter. An obligation by FARO to ship a PRODUCT shall arise only at the time it receives a signed purchase order from COMPANY. PRODUCTS shall be delivered in the time and manner set forth on the COMPANY'S purchase order.

      4.2 FARO will reduce the officially applicable FARO list prices for each PRODUCT listed on Appendix A1 by $8,000.00 to compensate for the removal of the personal computer and AnthroCam software. Faro will further grant COMPANY a quantity one discount of 40% for total combined unit purchase quantities up to 399 units and 50% for combined unit purchase quantities of 400 and higher during the calendar

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            year. Discount is applied to the reduced officially applicable FARO list price for the PRODUCTS listed in Appendix A1.

      4.3 For each of the COMPANY'S customer orders that are delivered to the United Kingdom, France and Germany, FARO agrees to reduce the COMPANY'S Purchase Prices as stated in Appendix A1 by the applicable duty rates for those countries. Also, for any additional countries where FARO establishes direct sales/pricing, FARO will give the applicable discounts as calculated by the methods used to derive duty rates for the United Kingdom, France and Germany.

      4.4 COMPANY recognizes the need to have demonstration equipment on hand for use as a marketing and sales tool. FARO hereby agrees to sell to the COMPANY up to 15 units, of their choosing, per year at a discount of 70% off the reduced officially applicable FARO list price for PRODUCTS listed in Appendix A1.

      4.5 COMPANY hereby certifies that it either holds or will acquire prior to offering for resale a valid Reseller Exemption Certificate issued by each taxing jurisdiction or entity in the Marketing Territory where such certificate is required as a condition for the avoidance of applicable sales or use taxes, covering any PRODUCT. Prior to any shipment of PRODUCT under this Agreement, COMPANY will provide FARO with a copy of each such certificate, thereby entitling COMPANY to be treated by FARO as exempt from collection of tax on such PRODUCTS in each jurisdiction or entity from which a certificate is obtained. COMPANY shall indemnify and hold harmless FARO from and against any taxes, duties, tariffs, or other assessments levied by or on behalf of any taxing jurisdiction or entity that fails to issue or disputes the validity of coverage of, any such exemption certificates. In the event FARO is obligated to collect any sales or use tax (whether it is Florida sales and use tax or from some other jurisdiction), the sales tax shall be paid by COMPANY in addition to the purchase price of the PRODUCTS.

      4.6   Price Adjustments

            Price reductions shall be affected under normal circumstances during the course of a year. In such cases, COMPANY shall be eligible for such decreases immediately upon notification by FARO. Price increases will not be passed on to COMPANY for a period of one year from date on contract inception, at which time a new price structure will be negotiated. Where the purchase order has been received by FARO prior to notification of a price adjustment the sale will be honored at the old price. Where the purchase order is received by FARO after notification of a price adjustment, the new price shall apply.

      4.6   Payment of Invoices

            The COMPANY will pay invoices to FARO on forty five (45) day net after shipment from Faro Technologies.

      4.7   Freight and Handling

            Price basis shall be freight collect F.O.B. destination Brown & Sharpe North Kingstown, U.S.A.

5.0   WARRANTY AND SERVICE

      5.1   FARO shall warrant to COMPANY and COMPANY only, a warranty of twelve
            (12) months commencing on the date of receipt of PRODUCT by COMPANY'S customer, on the PRODUCTS, under the standard terms and conditions of FARO'S Industrial Division Warranty and Service Plan as described in Appendix A3 incorporated and made a part of this agreement. It shall be COMPANY'S responsibility to notify FARO at the time goods are received by COMPANY'S customer.

6.0   PROPRIETARY RIGHTS

      6.1   Trademark Use during Agreement

            During the term of this agreement, COMPANY may, but shall not be obligated to, display the registered trademarks "FARO", the FARO logo, and other trademarks or trade names belonging or licensed to FARO in connection with COMPANY's promotion of FARO PRODUCTS, provided that all such usage is labeled as a trademark or trade name of FARO. COMPANY acknowledges that any goodwill and trademark rights resulting from COMPANY's use of FARO's trademarks and trade name shall belong to and inure to the benefit of FARO.

      6.2   Duties Concerning Proprietary and Confidential Information

            6.2.1 Duty to Refrain From Reverse Engineering

            PRODUCTS sold or provided by FARO to COMPANY may include features or operate by methods known or understood only by FARO or a limited number of business associates or affiliates of FARO. COMPANY agrees not to reverse engineer, test or disassemble the PRODUCTS in an effort to analyze, understand or otherwise determine such features or methods of operation, or any additional trade secrets, business secrets, know-how or other proprietary technical information of FARO, including information concerning the designing of the PRODUCTS or processes by which the PRODUCTS were manufactured.

      6.2.2 Duties Concerning Confidential Information

            (a)"Confidential Information" shall include any information disclosed by FARO to COMPANY that relates to the design, manufacture, features, or operation of the PRODUCTS (or related software) or any additional trade secrets, business secrets, know-how and other proprietary technical information, whether patentable or unpatentable (and in any and all tangible embodiments thereof), of FARO, which is disclosed in writing marked "Confidential" (or "Trade Secrets", "Property of FARO" or the like) or, if orally disclosed, is identified as "Confidential" (or as "Trade Secrets", "Property of FARO" or the like) at the time of disclosure and then confirmed in such a writing by FARO within thirty (30) days after such oral disclosure.

            (b) COMPANY agrees not to disclose, distribute or otherwise disseminate any such Confidential Information to any individual and/or entity without first obtaining the express written authorization of FARO. COMPANY agrees to keep all Confidential Information secret and confidential and to prevent the unauthorized disclosure of such information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure of Confidential Information as COMPANY uses to protect its own confidential information of a like nature.

            (c) This Agreement imposes no obligation upon COMPANY with respect to information which COMPANY can demonstrate: (i) is generally available to the public on the date of this Agreement or becomes generally available to the public after the date of this Agreement (other than as the result of disclosure by COMPANY in violation of this Agreement); (ii) is legally in COMPANY's possession at the time of receipt from FARO; (iii) is obtained by COMPANY through independent research or development without reference to any Confidential Information; or (iv) is obtained by COMPANY from a third party who is in lawful possession of the information and who has the right to make disclosure thereof. Confidential Information shall not be deemed in COMPANY's possession or publicly known merely because it is embraced by more general information in COMPANY's possession or because it is embraced in general terms in publications or patents. In addition, Confidential Information consisting of a combination of features shall not be deemed to be within the exceptions set forth in clauses (i) - (iv) above merely because individual features are in the public domain or in the possession of COMPANY

            (d) COMPANY's duties under this Agreement with respect to any item of Confidential Information will expire 3 years from the date that item of Confidential Information is first received by COMPANY from FARO. This Agreement shall not in and of itself require FARO to disclose Confidential Information to COMPANY. Confidential Information will remain the property of FARO notwithstanding disclosure hereunder. Upon demand by FARO, COMPANY shall return to FARO any and all tangible embodiments of Confidential Information requested by FARO.

7.0   ASSIGNMENT

            This Agreement is personal to COMPANY. Based on COMPANY's current ownership, COMPANY is appointed as an authorized FARO Distributor because of COMPANY's commitments in this Agreement and FARO's confidence in COMPANY. COMPANY shall not assign, transfer or sell its rights under this Agreement or delegate its duties hereunder without the prior written consent of FARO, which may be granted or withheld, in Faro's sole discretion, and any attempt at assignment, transfer, sale or delegation without such consent shall be void.

8.0   TERM AND VALIDITY OF AGREEMENT

      8.1 Upon full execution, this Agreement shall be in full force and effect for an initial term of one (1) year unless terminated in accordance with the terms of this Agreement. Thereafter, the Agreement may be extended annually through mutual written agreement by both parties. Termination during the first year may be effected at any time by either party, if the other is in default, by giving the other party ninety (90) days prior written notice of such termination. Termination after the first year of the Agreement may be effected by either party, if the other party is in default, by giving the other party 30 days notice, or without cause, by giving 90 days notice. An event of default for this Agreement shall be:

            8.1.1 A breach of any material provision hereof without cure, or after the expiration of applicable cure periods, if any are set forth elsewhere in this agreement.

            8.1.2 If either party files a voluntary petition in bankruptcy, or for reorganization or for an arrangement, pursuant to the Federal Bankruptcy Code.

            8.1.3 Notwithstanding the notice provisions set forth above, in the event COMPANY is in violation of any of the provisions of Sections 6.1 or 6.2, no prior notice of default or right to cure shall be required in order for FARO to terminate this Agreement or exercise any remedies in the event of default.

      8.2 Notwithstanding any termination or expiration of the Agreement, the obligations of the parties with respect to PRODUCTS sold to COMPANY prior to the effective date of termination or expiration shall remain in effect.

9.0 REMEDIES.

      9.1 In addition to any other remedies that the parties may have by law or pursuant to this agreement, the prevailing party in any litigation or other effort to enforce or interpret this Agreement shall be entitled to recover its reasonable attorney's fees and the costs and expenses of litigation, including such fees and costs as may be incurred before trial, at trial, in bankruptcy and creditor's reorganization proceedings and on appeal.

10.0  APPLICABLE LAW

            This agreement shall be governed by and interpreted in accordance with the laws of the State of Florida.

11.0  RELATIONSHIP BETWEEN FARO AND COMPANY

      11.1 The purpose of this agreement is to establish a OEM purchase arrangement between FARO as the manufacturer of PRODUCTS and COMPANY as a manufacturer and seller of metrology hardware and software products that have applications to the PRODUCTS. FARO does not intend to and is not selling to COMPANY a "franchise" or "business opportunity" as such terms are defined by applicable law. COMPANY hereby represents and warrants to FARO that COMPANY already engages in an established business of the development, manufacture and sale of metrology hardware and software products and is not looking to FARO to establish any type of system to sell PRODUCTS nor to establish a new business in reliance upon FARO. COMPANY acknowledges that no fee has been paid to FARO as consideration for entering into this agreement and that the only consideration that will be paid to FARO is the purchase price of PRODUCTS purchased from FARO in accordance with Section 4.0 of this Agreement.

      11.2 COMPANY is an approved OEM purchaser of PRODUCTS only and not an agent of FARO for any purpose. COMPANY has no authority to bind FARO to any contract or agreement with any party for any reason.

      11.3 The relationship between COMPANY and FARO is defined solely by this Agreement and all prior agreements, (oral or written) letters of understanding, or

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

            other writings not binding on COMPANY or FARO. This agreement may only be changed in a written instrument executed by COMPANY and FARO.

12.         COUNTERPARTS

            This Agreement shall be drawn up in two copies and signed by both parties thereto. Each party shall receive one fully executed copy.

FARO TECHNOLOGIES, INC.

BY: /s/ GREGORY A. FRASER                                   Date: March 10, 1999
        ----------------------------
        Gregory A. Fraser
        Executive Vice President, Chief Financial Officer

BROWN & SHARPE MANUFACTURING COMPANY

BY: /s/ Phil James                                          Date: March 12, 1999
        ----------------------------
        Phil James
        Vice President

                                   APPENDICES

Appendix A1:  Faro PRODUCTS and List Prices list for COMPANY

Appendix A2:  COMPANY Hardware and Software Product List

Appendix A3:  FARO Warranty Service Plans

Appendix A4:  Initial PRODUCT Purchase Order

Appendix A5:  Minimum Terms and Conditions of Customer Licenses

Appendix A6:  FARO Test and Certification Procedure

                                   APPENDIX A1

                          FARO PRODUCTS AND LIST PRICES

            FARO Products and List Prices are attached to this Appendix A1 consisting of 1 page.

Item Description  FARO List Price        Reduction *    Discount %       B&S Purchase Price
Gold (all)        $49,900                $8,000         40% (0-399u)     $25,140
Gold (all)        $49,900                $8,000         50% (400-+u)     $20,950
Gold 7 Axis       $55,900                $8,000         40% (0-399u)     $28,740
Gold 7 Axis       $55,900                $8,000         50% (400-+u)     $23,950
Accessories       Faro Price List        $0             40%
Service Support   Faro Mkt Rates         $0             40%
Extended Warranty Faro Mkt Rates         $0             40%

Silver (all)      $39,900                $8,000         40% (0-399u)     $19,140
Silver (all)      $39,900                $8,000         50% (400-+u)     $15,950
Silver 7 Axis     $44,900                $8,000         40% (0-399u)     $22,140
Silver 7 Axis     $44,900                $8,000         50% (400-+u)     $18,450
Accessories       Faro Price List        $0             40%
Service Support   Faro Mkt Rates         $0             40%
Extended Warranty Faro Mkt Rates         $0             40%

Sterling (all)    $29,900                $8,000         40% (0-399u)     $13,140
Sterling (all)    $29,900                $8,000         50% (400-+u)     $10,950
Sterling 7 Axis   $34,900                $8,000         40% (300-+u)     $16,140
Sterling 7 Axis   $34,900                $8,000         50% (400-+u)     $13,450
Accessories       Faro Price List        $0             40%
Service Support   Faro Mkt Rates         $0             40%
Extended Warranty Faro Mkt Rates         $0             40%

                                   APPENDIX A2

                   COMPANY HARDWARE AND SOFTWARE PRODUCT LIST

SOFTWARE/HARDWARE                                           SUPPLIER
-----------------                                           --------

EXISTING SOFTWARE PRODUCTS

1. PC-DIMIS                                                 Brown & Sharpe
2. REFLEX                                                   Brown & Sharpe
3. TUTOR                                                    Brown & Sharpe

ADDITIONAL BROWN & SHARPE SOFTWARE PRODUCTS AS THEY ARE RELEASED.

                                   APPENDIX A3

                          FARO WARRANTY SPECIFICATIONS

 (APPENDIX B, SECTION 4.00, FROM FAROARM OPERATOR'S MANUAL: PURCHASE CONDITIONS)

                                   APPENDIX A4

                   PURCHASE ORDER FOR INITIAL PRODUCT PURCHASE

                                   APPENDIX A5

                MINIMUM TERMS AND CONDITIONS OF CUSTOMER LICENSES

1. Licensor, (COMPANY) as an authorized reseller, hereby grants Licensee (COMPANY's Customer) a nonexclusive sublicense to practice methods covered by any of FARO's patents providing the patented methods are practiced with a FARO product. This license specifically excludes practice of any method covered by FARO's patents with other than a FARO product.

2. Licensee agrees not to alter, reverse engineer or disassemble products manufactured and/or sold licensed by FARO Technologies, Inc., 125 Technology Park Drive, Lake Mary, FL 32746 ("FARO").

3. FARO retains all ownership rights on a worldwide basis to all methods and products manufactured and/or sold or licensed by FARO (either directly or through others), including but not limited to, all patent rights, copyrights, trademarks, servicemarks, related goodwill and confidential and proprietary information.

4. Licensee is hereby notified that FARO is a third party beneficiary to this License to the extent that this License contains provisions which relate to Licensee's use of the patented. Such provisions are made expressly for the benefit of FARO and are enforceable by FARO in addition to the Licensor.

                                   APPENDIX A6
                      FARO TEST AND CERTIFICATION PROCEDURE

GOLD SERIES / CLASS 1 CERTIFICATION
Class 1:  Gold Series

A basic 4 quadrant certification included with all machines and comprised of:

1. Vertical level single point repeatability test in 4 quadrants with 2 repeats from 25 direction.

2. Position 1.5M step gauge test in 4 quadrants.

3. FARO ball bar 10points per quadrant in 4 quadrants.

4. Lengths, 1/3, 2/3 and 3/4 of radius, 3 position per quadrant free ball bar test in 4 quadrants.

5. Extreme checkout. Vertical and horizontal free ball bar with extreme arm extension. Vertical and horizontal at mid radial reach in 4 quadrants.

PASS/FAIL CRITERIA

All data expressed on 2 SIGMA. This means that 95.5% of the data must fall within the specified band
--------------------------------------------------------------------------------
   MODEL     DIAMETER   SINGLE POINT  DISPLACEMENT  SINGLE POINT  DISPLACEMENT
                           SIGMA          SIGMA         SIGMA         SIGMA
                           INCHES        INCHES        METRIC        METRIC
--------------------------------------------------------------------------------
G04-00        4'/1.2m    +\-.0010"      +\-.0014"      +\-.025       +\-.035
--------------------------------------------------------------------------------
G06-00        6'/1.8m    +\-.0016"      +\-.0023"      +\-.041       +\-.057
--------------------------------------------------------------------------------
G08-00        8'/2.4m    +\-.0020"      +\-.0028"      +\-.051       +\-.072
--------------------------------------------------------------------------------
G10-00       10'/3.0m    +\-.0033"      +\-.0047"      +\-.084       +\-.119
--------------------------------------------------------------------------------
G12-00       12'/3.6m    +\-.0047"      +\-.0066"      +\-.119       +\-.169
--------------------------------------------------------------------------------

All data expressed on 3 SIGMA.
--------------------------------------------------------------------------------
   MODEL     DIAMETER   SINGLE POINT  DISPLACEMENT  SINGLE POINT  DISPLACEMENT
                           SIGMA          SIGMA         SIGMA         SIGMA
                           INCHES        INCHES        METRIC        METRIC
--------------------------------------------------------------------------------
G04-00        4'/1.2m    +\-.0015"      +\-.0021"      +\-.038       +\-.053
--------------------------------------------------------------------------------
G06-00        6'/1.8m    +\-.0024"      +\-.0034"      +\-.061       +\-.086
--------------------------------------------------------------------------------
G08-00        8'/2.4m    +\-.0030"      +\-.0042"      +\-.076       +\-.108
--------------------------------------------------------------------------------
G10-00       10'/3.0m    +\-.0050"      +\-.0070"      +\-.126       +\-.178
--------------------------------------------------------------------------------
G12-00       12'/3.6m    +\-.0071"      +\-.0100"      +\-.179       +\-.253
--------------------------------------------------------------------------------

CLASS 1 CERTIFICATION DATA FILE CHECKLIST

Serial Number  ___________________________________________   Date ----/----/----


Examiner:___________________________

1. Calibrate 1/4"(6.35mm) ball probe on 1"(25.4mm) sphere on base and record results:

   X-

   Y-

   Z-

   ERROR-

2. Calibrate 1/4"(6.35mm) ball probe on single hole on step gauge and record results

   X-

   Y-

   Z-

   ERROR-

Compare the above results X-X, Y-Y, and Z-Z. They should not deviate more than single point accuracy.

A basic 4 quadrant certification included with all Gold Series and comprised of:

2 vertical level single point repeatability test in 4 quadrants with 2 repeats from 25 directions. Level 1 (6" - 18")/(150mm-458mm) Level 3 (35" - 60")/(900mm-1.5m) from center to electro.

==========================================================
     Region      Quad. Level Filename       Passed
==========================================================
4'-1.2m  10'-3.0m
6'-1.8m  12'-3.6m
8'-2.4m
==========================================================
(A)      (B)       1     1    data1
----------------------------------------------------------
(A)      (B)       1     3    data2
----------------------------------------------------------
(A)      (B)       2     1    data3
----------------------------------------------------------
(A)      (B)       2     3    data4
----------------------------------------------------------
(A)      (B)       3     1    data5
----------------------------------------------------------
(A)      (B)       3     3    data6
----------------------------------------------------------
(A)      (B)       4     1    data7
----------------------------------------------------------
(A)      (B)       4     3    data8
==========================================================

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

1.5m step gauge test in 4 quadrants 3 orientations per quadrant.

Position 1: Tangential flat

Position 2: Radial Flat

Position 3:Tangential 45/degrees/

================================================================================
        REGION          QUAD  POSITION FILENAME COMPLETE        PASSED
================================================================================
4'-1.2M  8'-2.4M 12'
6'-1.8M  10'-3.0M 3.6M
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     1      1      data9
--------------------------------------------------------------------------------
  / (A)    (A)    (C)     1      2      data10
--------------------------------------------------------------------------------
  / (A)    (B)    (B)     2      1      data11
--------------------------------------------------------------------------------
  / (A)    (A)    (C)     2      2      data12
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     3      1      data13
--------------------------------------------------------------------------------
  / (A)    (A)    (C)     3      2      data14
--------------------------------------------------------------------------------
  / (A)    (B)    (B)     4      1      data15
--------------------------------------------------------------------------------
  / (A)    (A)    (C)     4      2      data16
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     4      3      data17
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     3      3      data18
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     2      3      data19
--------------------------------------------------------------------------------
  / (A)    (B)    (C)     1      3      data20
--------------------------------------------------------------------------------

Serial Number  ___________________________________________   Date ----/----/----

Examiner:_______________________________________________________

FARO ball bar 20 positions per quadrant in 4 quadrants).

===============================================================
    QUAD.     FILENAME    1.2M     1.8-2.4M    3.0-3.6M  PASSED
===============================================================
Front (3,4)    data21    ~300mm   ~550mm       ~950mm
---------------------------------------------------------------
Rear (1,2)     data22    ~300mm   ~550m        ~950mm
===============================================================

Multiple length, 3 position free ball bar test in 4 quadrants. (exit "sphere to sphere" and append between every length change).

===============================================================================
     REGION           LENGTH (MM)       QUAD  POSITION FILENAME        PASSED
===============================================================================
1.2-   2.4-  3.6 1.2M 1.8M  2.4M-  3.6M
1.8M   3 0M   M             3.0M                        data23
===============================================================================
(A)    (A)   (C) 600. 600.  600.  1100.   1      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1100    2      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1100    3      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1100    4      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 850  1100  1600  2100    1      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 850  1100  1600  2100    2      3
-------------------------------------------------------------------------------
(A)    (B)   (C) 850  1100  1600  2100    3      3
-------------------------------------------------------------------------------
(A)    (B)   (C) 850  1100  1600  2100    4      3
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1600    1      1
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1600    3      1
-------------------------------------------------------------------------------
(A)    (B)   (C) 850  1100  1100  1100    3      1
-------------------------------------------------------------------------------
(A)    (B)   (C) 850  1100  1100  1100    1      1
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1600    2      2
-------------------------------------------------------------------------------
(A)    (A)   (C) 600  600   600   1600    4      2
-------------------------------------------------------------------------------
(A)    (A)   (C) 850  1100  1100  1100    4      2
-------------------------------------------------------------------------------
(A)    (A)   (C) 850  1100  1100  1100    2      2
===============================================================================

                                       20